LMP Money Market Trust

09-Apr-07
State Street Bank and Trust Company
One Lincoln Street
"Boston, Massachusetts  02111"
Re:	Custodian Services Agreement
Ladies and Gentlemen:
       Reference is made to the Custodian Services
"Agreement, dated as of January 1, 2007 (as amended "
"to date, the Agreement), by and among State "
"Street Bank and Trust Company, a Massachusetts "
"trust company, and each management investment "
company identified as an Existing Fund on
"Schedule I hereto (each, a Fund and, "
"collectively, the Funds) on behalf of each of "
"its series, if any, identified as Existing "
"Portfolio on Schedule I hereto (each, a "
"Portfolio and, collectively, the Portfolios) "
and certain other affiliated management investment
companies.
       In connection with a restructuring of the
"complex of which the Funds are a part, as of the "
"close of business on April 13, 2007 or April 27, "
"2007, as indicated on Schedule I hereto (each, a "
"Closing Date), many of the Funds and Portfolios "
will be reorganized as set forth on Schedule I
"hereto.  Additionally, as indicated on Schedule I, "
several Funds and Portfolios have recently ceased
or shall cease operations following fund
combinations (or otherwise) on the date indicated
"on Schedule I hereto (each, a Termination Date)."
"       On each applicable Closing Date, (i) each "
management company identified as a Successor
Fund shall become a Fund party to the Agreement
on behalf of each of its series identified on
Schedule I as a Successor Portfolio and shall
assume all of the rights and obligations under the
Agreement of the corresponding Existing Fund with
"respect to each applicable Existing Portfolio (or, "
"if such Existing Fund has no Existing Portfolios, "
"with respect to the Existing Fund itself), (ii) "
each such Successor Portfolio shall be deemed a
"Portfolio within the meaning of the Agreement, "
and (iii) the corresponding Existing Portfolio
shall cease be deemed to be a Portfolio under
the Agreement.  As of each applicable Termination
"Date, each Existing Portfolio indicated on "
Schedule I hereto as terminating operations shall
cease to be deemed a Portfolio under the
Agreement.
       As of the date on which an Existing Fund has
no further rights or obligations under the
"Agreement, by virtue of (i) all of the rights and "
"obligations of its Existing Portfolios (or, if "
"such Existing Fund has no Existing Portfolios, the "
Existing Fund itself) having been assumed by one
or more Successor Funds and/or (ii) its Existing
"Portfolios (or, if such Existing Fund has no "
"Existing Portfolios, the Existing Fund itself) "
having ceased operations in connection with a fund
"combination, such Existing Fund shall cease to be "
a party to the Agreement and shall have no rights
or obligations thereunder.
"       Additionally, attached as Exhibit A hereto "
"is a replacement of Exhibit A to the Agreement, "
"effective as of the close of business on April 27, "
2007
       Except to the extent expressly set forth
"herein, this letter shall not be deemed to " otherwise amend or modify any term of the Agreement.
       Please sign below to evidence your consent and agreement to the above.

EACH MANAGEMENT
INVESTMENT COMPANY
IDENTIFIED ON
SCHEDULE I HERETO AS
A EXISTING FUND
OR A SUCCESSOR
FUND
By:

Name:
Title:

Consented and Agreed to:

STATE STREET BANK AND TRUST COMPANY
By:
Name:		Joseph L. Hooley
Title:		Executive Vice President



Schedule I

FUNDS AND PORTFOLIOS
INVOLVED IN RESTRUCTURINGS
OR FUND COMBINATIONS

Existing Fund
Existing Portfolio
Restructur
"ing, Fund "
Combinatio
n or Other
Cessation
of
Operations
Successor Fund
Successor Portfolio
Closing
Date or
Termination
Date

(as
applicable)






Legg Mason Partners
Adjustable Rate Income
Fund (f/k/a SB
Adjustable Rate Income
Fund)
n/a
Restructurin
g
Legg Mason Partners
Income Trust
Legg Mason Partners
Adjustable Rate
Income Fund
04/13/2007
Legg Mason Partners
Aggressive Growth
"Fund, Inc. (f/k/a "
Smith Barney
Aggressive Growth Fund
Inc.)
n/a
Restructurin
g
Legg Mason Partners
Equity Trust
Legg Mason Partners
Aggressive Growth
Fund
04/13/2007
Legg Mason Partners
"Lifestyle Series, Inc. "
(f/k/a Smith Barney
Allocation Series
Inc.)
Legg Mason Partners
Lifestyle Allocation
50% (f/k/a Balanced
Portfolio)
Restructurin
g
Legg Mason Partners
Equity Trust
Legg Mason Partners
Lifestyle Allocation
50%
04/13/2007

Legg Mason Partners
Lifestyle Allocation
30% (f/k/a Conservative
Portfolio)
Restructurin
g
Legg Mason Partners
Equity Trust
Legg Mason Partners
Lifestyle Allocation
30%
04/13/2007

Legg Mason Partners
Lifestyle Allocation
70% (f/k/a Growth
Portfolio)
Restructurin
g
Legg Mason Partners
Equity Trust
Legg Mason Partners
Lifestyle Allocation
70%
04/13/2007

Legg Mason Partners
Lifestyle Allocation
85% (f/k/a High Growth
Portfolio)
Restructurin
g
Legg Mason Partners
Equity Trust
Legg Mason Partners
Lifestyle Allocation
85%
04/13/2007

Legg Mason Partners
Lifestyle Allocation
100%
Restructurin
g
Legg Mason Partners
Equity Trust
Legg Mason Partners
Lifestyle Allocation
100%
04/13/2007

Legg Mason Partners
Lifestyle Income Fund
(f/k/a Income
Portfolio)
Restructurin
g
Legg Mason Partners
Equity Trust
Legg Mason Partners
Lifestyle Income Fund
04/13/2007

Legg Mason Partners
Variable Lifestyle
Allocation 50% (f/k/a
Select Balanced
Portfolio)
Restructurin
g
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Lifestyle
Allocation 50%
04/27/2007

Legg Mason Partners
Variable Lifestyle
Allocation 70% (f/k/a
Select Growth
Portfolio)
Restructurin
g
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Lifestyle
Allocation 70%
04/27/2007

Legg Mason Partners
Variable Lifestyle
Allocation 85% (f/k/a
Select High Growth
Portfolio)
Restructurin
g
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Lifestyle
Allocation 85%
04/27/2007
Legg Mason Partners
"Appreciation Fund, "
Inc. (f/k/a Smith
Barney Appreciation
Fund Inc.)

n/a
Restructurin
g
Legg Mason Partners
Equity Trust
Legg Mason Partners
Appreciation Fund
04/13/2007
Legg Mason Partners
Arizona Municipals
"Fund, Inc. (f/k/a "
Smith Barney Arizona
Municipals Fund Inc.)
n/a
Combination

(acquired by
Legg Mason
Partners
Managed
Municipals
Fund)
n/a
n/a
02/02/2007
Legg Mason Partners
California Municipals
"Fund, Inc. (f/k/a "
Smith Barney
California Municipals
Fund Inc.)
n/a
Restructurin
g
Legg Mason Partners
Income Trust
Legg Mason Partners
California Municipals
Fund
04/13/2007
Legg Mason Partners
Equity Funds (f/k/a
Smith Barney Equity
Funds)
Legg Mason Partners
Social Awareness Fund
(f/k/a Smith Barney
Social Awareness Fund)
Restructurin
g
Legg Mason Partners
Equity Trust
Legg Mason Partners
Social Awareness Fund
04/13/2007
Legg Mason Partners
Fundamental Value
"Fund, Inc. (f/k/a "
Smith Barney
Fundamental Value Fund
Inc.)
n/a
Restructurin
g
Legg Mason Partners
Equity Trust
Legg Mason Partners
Fundamental Value
Fund
04/13/2007
Legg Mason Partners
"Funds, Inc. (f/k/a "
"Smith Barney Funds, "
Inc.)
Legg Mason Partners
Large Cap Value Fund
(f/k/a Smith Barney
Large Cap Value Fund)
Combination

(acquired by
Legg Mason
Partners
Investors
Value Fund)
n/a
n/a
03/02/2007

Legg Mason Partners
U.S. Government
Securities Fund (f/k/a
Smith Barney U.S.
Government Securities
Fund)
Combination

(acquired by
Legg Mason
Partners
Government
Securities
Fund)
n/a
n/a
02/02/2007

Legg Mason Partners
Short-Term Investment
Grade Bond Fund (f/k/a
Smith Barney Short-Term
Investment Grade Bond
Fund)
Restructurin
g
Legg Mason Partners
Income Trust
Legg Mason Partners
Short-Term Investment
Grade Bond Fund
04/13/2007
Legg Mason Partners
Income Funds (f/k/a
Smith Barney Income
Funds)
Legg Mason Partners
Convertible Fund (f/k/a
SB Convertible Fund)
Restructurin
g
Legg Mason Partners
Equity Trust
Legg Mason Partners
Convertible Fund
04/13/2007

Legg Mason Partners
Diversified Strategic
Income Fund (f/k/a
Smith Barney
Diversified Strategic
Income Fund)
Restructurin
g
Legg Mason Partners
Income Trust
Legg Mason Partners
Diversified Strategic
Income Fund
04/13/2007

Legg Mason Partners
Exchange Reserve Fund
(f/k/a Smith Barney
Exchange Reserve Fund)
Combination

(acquired by
Smith Barney
Money Funds
Cash
Portfolio)
n/a
n/a
03/16/2007

Legg Mason Partners
High Income Fund (f/k/a
Smith Barney High
Income Fund)
Restructurin
g
Legg Mason Partners
Income Trust
Legg Mason Partners
High Income Fund
04/13/2007

Legg Mason Partners
Municipal High Income
Fund (f/k/a Smith
Barney Municipal High
Income Fund)
Restructurin
g
Legg Mason Partners
Income Trust
Legg Mason Partners
Municipal High Income
Fund
04/13/2007

Legg Mason Partners
Capital and Income Fund
(f/k/a SB Capital and
Income Fund)
Restructurin
g
Legg Mason Partners
Equity Trust
Legg Mason Partners
Capital and Income
Fund
04/13/2007

Legg Mason Partners
Core Bond Fund (f/k/a
Smith Barney Total
Return Bond Fund)
Restructurin
g
Legg Mason Partners
Income Trust
Legg Mason Partners
Core Bond Fund
04/13/2007
Smith Barney
Institutional Cash
Management Fund Inc.
Cash Portfolio
Restructurin
g
Legg Mason Partners
Institutional Trust
Western Asset
Institutional Money
Market Fund
04/13/2007

Government Portfolio
Restructurin
g
Legg Mason Partners
Institutional Trust
Western Asset
Institutional
Government Money
Market Fund
04/13/2007

Municipal Portfolio
Restructurin
g
Legg Mason Partners
Institutional Trust
Western Asset
Institutional
Municipal Money
Market Fund
04/13/2007
Legg Mason Partners
"Investment Funds, Inc. "
(f/k/a Smith Barney
Investment Funds Inc.)
Legg Mason Partners
Investment Grade Bond
Fund (f/k/a Smith
Barney Investment Grade
Bond Fund)
Restructurin
g
Legg Mason Partners
Income Trust
Legg Mason Partners
Investment Grade Bond
Fund
04/13/2007

Legg Mason Partners
Multiple Discipline
Funds Large Cap Growth
and Value (f/k/a Smith
Barney Multiple
Discipline Funds Large
Cap Growth and Value
Fund)
Combination

(acquired by
Legg Mason
Partners
Multiple
Discipline
Funds All
Cap Growth
and Value)
n/a
n/a
02/02/2007

Legg Mason Partners
Multiple Discipline
Funds All Cap Growth
and Value (f/k/a Smith
Barney Multiple
Discipline Funds All
Cap Growth and Value
Fund)
Restructurin
g
Legg Mason Partners
Equity Trust
Legg Mason Partners
All Cap Fund

04/13/2007

Legg Mason Partners
Multiple Discipline
Funds Global All Cap
Growth and Value (f/k/a
Smith Barney Multiple
Discipline Funds Global
All Cap Growth and
Value Fund)
Combination

(acquired by
Legg Mason
Partners
Multiple
Discipline
Funds All
Cap Growth
and Value)
n/a
n/a
02/02/2007

Legg Mason Partners
Multiple Discipline
Funds All Cap and
International (f/k/a
Smith Barney Multiple
Discipline Funds All
Cap and International
Fund)
Combination

(acquired by
Legg Mason
Partners
Multiple
Discipline
Funds All
Cap Growth
and Value)
n/a
n/a
02/02/2007

Legg Mason Partners
Government Securities
Fund (f/k/a Smith
Barney Government
Securities Fund)
Restructurin
g
Legg Mason Partners
Income Trust
Legg Mason Partners
Government Securities
Fund
04/13/2007

Legg Mason Partners
Small Cap Growth Fund
(f/k/a Smith Barney
Small Cap Growth Fund)
Combination

(acquired by
Legg Mason
Partners
Small Cap
Growth Fund)
n/a
n/a
03/02/2007

Legg Mason Partners
Small Cap Value Fund
(f/k/a Smith Barney
Small Cap Value Fund)
Restructurin
g
Legg Mason Partners
Equity Trust
Legg Mason Partners
Small Cap Value Fund

04/13/2007
Legg Mason Partners
Investment Series
(f/k/a Smith Barney
Investment Series)
Legg Mason Partners
Dividend Strategy Fund
(f/k/a Smith Barney
Dividend Strategy Fund)
Restructurin
g
Legg Mason Partners
Equity Trust
Legg Mason Partners
Dividend Strategy
Fund
04/13/2007

Legg Mason Partners
Growth and Income Fund
(f/k/a SB Growth and
Income Fund)
Combination

(acquired by
Legg Mason
Partners
Multiple
Discipline
Funds All
Cap Growth
and Value)
n/a
n/a
02/02/2007

Legg Mason Partners
Premier Selections All
Cap Growth Portfolio
(f/k/a Smith Barney
Premier Selections All
Cap Growth Portfolio)
Combination

(acquired by
Legg Mason
Partners
Variable
Aggressive
Growth
Portfolio)
n/a
n/a
04/27/2007

Legg Mason Partners
Variable Growth and
Income Portfolio (f/k/a
Smith Barney Growth and
Income Portfolio)
Combination

(acquired by
Legg Mason
Partners
Variable
Appreciation
Portfolio)
n/a
n/a
04/27/2007

Legg Mason Partners
Variable Government
Portfolio (f/k/a SB
Government Portfolio)
Restructurin
g
Legg Mason Partners
Variable Income Trust
Legg Mason Partners
Variable Government
Portfolio
04/27/2007

Legg Mason Partners
Variable Dividend
Strategy Portfolio
(f/k/a Smith Barney
Dividend Strategy
Portfolio)
Restructurin
g
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Dividend
Strategy Portfolio
04/27/2007
Legg Mason Partners
Investment Trust
(f/k/a Smith Barney
Investment Trust)
Legg Mason Partners
Intermediate Maturity
California Municipals
Fund (f/k/a Smith
Barney Intermediate
Maturity California
Municipals Fund)
Restructurin
g
Legg Mason Partners
Income Trust
Legg Mason Partners
Intermediate Maturity
California Municipals
Fund
04/13/2007

Legg Mason Partners
Intermediate Maturity
New York Municipals
Fund (f/k/a Smith
Barney Intermediate
Maturity New York
Municipals Fund)
Restructurin
g
Legg Mason Partners
Income Trust
Legg Mason Partners
Intermediate Maturity
New York Municipals
Fund
04/13/2007

Legg Mason Partners
Large Cap Growth Fund
(f/k/a Smith Barney
Large Capitalization
Growth Fund)
Restructurin
g
Legg Mason Partners
Equity Trust
Legg Mason Partners
Large Cap Growth Fund
04/13/2007

Legg Mason Partners S&P
500 Index Fund (f/k/a
Smith Barney S&P 500
Index Fund)
Restructurin
g
Legg Mason Partners
Equity Trust
Legg Mason Partners
S&P 500 Index Fund
04/13/2007

Legg Mason Partners Mid
Cap Core Fund (f/k/a
Smith Barney Mid Cap
Core Fund)
Restructurin
g
Legg Mason Partners
Equity Trust
Legg Mason Partners
Mid Cap Core Fund
04/13/2007

Legg Mason Partners
Classic Values Fund
(f/k/a Smith Barney
Classic Values Fund)
Restructurin
g
Legg Mason Partners
Equity Trust
Legg Mason Partners
Classic Values Fund
04/13/2007
Legg Mason Partners
"Core Plus Bond Fund, "
Inc. (f/k/a Smith
Barney Core Plus Bond
Fund Inc.)
n/a
Restructurin
g
Legg Mason Partners
Income Trust
Legg Mason Partners
Core Plus Bond Fund
04/13/2007
Legg Mason Partners
Managed Municipals
"Fund, Inc. (f/k/a "
Smith Barney Managed
Municipals Fund Inc.)
n/a
Restructurin
g
Legg Mason Partners
Income Trust
Legg Mason Partners
Managed Municipals
Fund
04/13/2007
Legg Mason Partners
Massachusetts
Municipals Fund (f/k/a
Smith Barney
Massachusetts
Municipals Fund)
n/a
Restructurin
g
Legg Mason Partners
Income Trust
Legg Mason Partners
Massachusetts
Municipals Fund
04/13/2007
Smith Barney Money
"Funds, Inc."
Cash Portfolio
Restructurin
g
Legg Mason Partners
Money Market Trust
Western Asset Money
Market Fund
04/13/2007

Government Portfolio
Restructurin
g
Legg Mason Partners
Money Market Trust
Western Asset
Government Money
Market Fund
04/13/2007
Legg Mason Partners
Variable Portfolios IV
(f/k/a Smith Barney
Multiple Discipline
Trust)
Legg Mason Partners
Variable Multiple
Discipline Portfolio
All Cap Growth and
Value (f/k/a Multiple
Discipline Portfolio)
Restructurin
g
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Multiple
Discipline Portfolio
All Cap Growth and
Value
04/27/2007

Legg Mason Partners
Variable Multiple
Discipline Portfolio
Large Cap Growth and
Value (f/k/a Multiple
Discipline Portfolio)
Restructurin
g
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Multiple
Discipline Portfolio
Large Cap Growth and
Value
04/27/2007

Legg Mason Partners
Variable Multiple
Discipline Portfolio
Global All Cap Growth
and Value (f/k/a
Multiple Discipline
Portfolio)
Restructurin
g
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Multiple
Discipline Portfolio
Global All Cap Growth
and Value
04/27/2007

Legg Mason Partners
Variable Multiple
Discipline Portfolio
Balanced All Cap Growth
and Value (f/k/a
Multiple Discipline
Portfolio)
Restructurin
g
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Capital and
Income Portfolio
04/27/2007
Smith Barney Municipal
"Money Market Fund, "
Inc.
n/a
Restructurin
g
Legg Mason Partners
Money Market Trust
Western Asset
Municipal Money
Market Fund
04/13/2007
Legg Mason Partners
Municipal Funds (f/k/a
Smith Barney Muni
Funds)
California Money Market
Portfolio
Restructurin
g
Legg Mason Partners
Money Market Trust
Western Asset
California Municipal
Money Market Fund
04/13/2007

Legg Mason Partners
Florida Municipals Fund
(f/k/a Florida
Portfolio)
Combination

(acquired by
Legg Mason
Partners
Managed
Municipals
Fund)
n/a
n/a
02/02/2007

Legg Mason Partners
Georgia Municipals Fund
(f/k/a Georgia
Portfolio)
Combination

(acquired by
Legg Mason
Partners
Managed
Municipals
Fund)
n/a
n/a
02/02/2007

Legg Mason Partners
Intermediate-Term
Municipals Fund (f/k/a
Limited Term Portfolio)
Restructurin
g
Legg Mason Partners
Income Trust
Legg Mason Partners
Intermediate-Term
Municipals Fund
04/13/2007

Legg Mason Partners
National Municipals
Fund (f/k/a National
Portfolio)
Combination

(acquired by
Legg Mason
Partners
Managed
Municipals
Fund)
n/a
n/a
02/02/2007

Massachusetts Money
Market Portfolio
Restructurin
g
Legg Mason Partners
Money Market Trust
Western Asset
Massachusetts
Municipal Money
Market Fund
04/13/2007

New York Money Market
Portfolio
Restructurin
g
Legg Mason Partners
Money Market Trust
Western Asset New
York Municipal Money
Market Fund
04/13/2007

Legg Mason Partners New
York Municipals Fund
(f/k/a New York
Portfolio)
Restructurin
g
Legg Mason Partners
Income Trust
Legg Mason Partners
New York Municipals
Fund
04/13/2007

Legg Mason Partners
Pennsylvania Municipals
Fund (f/k/a
Pennsylvania Portfolio)
Restructurin
g
Legg Mason Partners
Income Trust
Legg Mason Partners
Pennsylvania
Municipals Fund
04/13/2007
Legg Mason Partners
New Jersey Municipals
"Fund, Inc. (f/k/a "
Smith Barney New
Jersey Municipals Fund
Inc.)
n/a
Restructurin
g
Legg Mason Partners
Income Trust
Legg Mason Partners
New Jersey Municipals
Fund
04/13/2007
Legg Mason Partners
Oregon Municipals Fund
(f/k/a Smith Barney
Oregon Municipals
Fund)
n/a
Restructurin
g
Legg Mason Partners
Income Trust
Legg Mason Partners
Oregon Municipals
Fund
04/13/2007
Legg Mason Partners
"Sector Series, Inc. "
(f/k/a Smith Barney
Sector Series Inc.)
Legg Mason Partners
Financial Services Fund
(f/k/a Smith Barney
Financial Services
Fund)
Restructurin
g
Legg Mason Partners
Equity Trust
Legg Mason Partners
Financial Services
Fund
04/13/2007

Legg Mason Partners
Technology Fund (f/k/a
Smith Barney Technology
Fund)
Combination

(acquired by
Legg Mason
Partners
Large Cap
Growth Fund)
n/a
n/a
02/02/2007
Legg Mason Partners
"Small Cap Core Fund, "
Inc. (f/k/a Smith
Barney Small Cap Core
"Fund, Inc.)"
n/a
Restructurin
g
Legg Mason Partners
Equity Trust
Legg Mason Partners
Small Cap Core Fund
04/13/2007
Legg Mason Partners
"World Funds, Inc. "
(f/k/a Smith Barney
World Funds)
Legg Mason Partners
Inflation Management
Fund (f/k/a Smith
Barney Inflation
Management Fund)
Restructurin
g
Legg Mason Partners
Income Trust
Legg Mason Partners
Inflation Management
Fund
04/13/2007

Legg Mason Partners
International All Cap
Opportunity Fund (f/k/a
International All Cap
Growth Portfolio)
Restructurin
g
Legg Mason Partners
Equity Trust
Legg Mason Partners
International All Cap
Opportunity Fund
04/13/2007
Legg Mason Partners
Variable Portfolios II
(f/k/a Greenwich
Street Series Fund)
Legg Mason Partners
Variable Appreciation
Portfolio (f/k/a
Appreciation Portfolio)
Restructurin
g
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Appreciation
Portfolio
04/27/2007

Legg Mason Partners
Variable Capital and
Income Portfolio (f/k/a
Capital and Income
Portfolio)
Combination

(acquired by
Legg Mason
Partners
Variable
Multiple
Discipline
Portfolio
Balanced All
Cap Growth
and Value)
n/a
n/a
04/27/2007

Legg Mason Partners
Variable Diversified
Strategic Income
Portfolio (f/k/a
Diversified Strategic
Income Portfolio)
Restructurin
g
Legg Mason Partners
Variable Income Trust
Legg Mason Partners
Variable Diversified
Strategic Income
Portfolio
04/27/2007

Legg Mason Partners
Variable Aggressive
Growth Portfolio (f/k/a
Salomon Brothers
Variable Aggressive
Growth Fund)
Combination

(acquired by
Legg Mason
Partners
Variable
Aggressive
Growth
Portfolio)
n/a
n/a
04/27/2007

Legg Mason Partners
Variable Equity Index
Portfolio (f/k/a Equity
Index Portfolio)
Restructurin
g
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Equity Index
Portfolio
04/27/2007

Legg Mason Partners
Variable Growth and
Income Portfolio (f/k/a
Salomon Brothers
Variable Growth &
Income Fund)
Combination

(acquired by
Legg Mason
Partners
Variable
Appreciation
Portfolio)
n/a
n/a
04/27/2007

Legg Mason Partners
Variable Fundamental
Value Portfolio (f/k/a
Fundamental Value
Portfolio)
Restructurin
g
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Fundamental
Value Portfolio
04/27/2007
Legg Mason Partners
Variable Portfolios
"III, Inc. (f/k/a "
Travelers Series Fund
Inc. )

Legg Mason Partners
Variable Aggressive
Growth Portfolio (f/k/a
Smith Barney Aggressive
Growth Portfolio)
Restructurin
g
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Aggressive
Growth Portfolio
04/27/2007

Legg Mason Partners
Variable High Income
Portfolio (f/k/a Smith
Barney High Income
Portfolio)
Restructurin
g
Legg Mason Partners
Variable Income Trust
Legg Mason Partners
Variable High Income
Portfolio
04/27/2007

Legg Mason Partners
Variable International
All Cap Growth
Portfolio (f/k/a Smith
Barney International
All Cap Growth
Portfolio)
Restructurin
g
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable
International All Cap
Opportunity Portfolio
04/27/2007

Legg Mason Partners
Variable Large Cap
Growth Portfolio (f/k/a
Smith Barney Large
Capitalization Growth
Portfolio)
Restructurin
g
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Large Cap
Growth Portfolio
04/27/2007

Legg Mason Partners
Variable Large Cap
Value Portfolio (f/k/a
Smith Barney Large Cap
Value Portfolio)
Combination

(acquired by
Legg Mason
Partners
Variable
Investors
Portfolio)
n/a
n/a
04/27/2007

Legg Mason Partners
Variable Mid Cap Core
Portfolio (f/k/a Smith
Barney Mid Cap Core
Portfolio)
Restructurin
g
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Mid Cap Core
Portfolio
04/27/2007

Legg Mason Partners
Variable Money Market
Portfolio (f/k/a Smith
Barney Money Market
Portfolio)
Restructurin
g
Legg Mason Partners
Variable Income Trust
Legg Mason Partners
Variable Money Market
Portfolio
04/27/2007

Legg Mason Partners
Variable Social
Awareness Stock
Portfolio (f/k/a Social
Awareness Stock
Portfolio)
Restructurin
g
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Social
Awareness Portfolio
04/27/2007

Legg Mason Partners
Variable Adjustable
Rate Income Portfolio
(f/k/a SB Adjustable
Rate Income Portfolio)
Restructurin
g
Legg Mason Partners
Variable Income Trust
Legg Mason Partners
Variable Adjustable
Rate Income Portfolio
04/27/2007
Legg Mason Partners
"Equity Fund, Inc. "
(f/k/a The Salomon
Brothers Fund Inc)
n/a
Restructurin
g
Legg Mason Partners
Equity Trust
Legg Mason Partners
Equity Fund
04/13/2007
Legg Mason Partners
"Investors Value Fund, "
Inc. (f/k/a Salomon
Brothers Investors
Value Fund Inc)
n/a
Restructurin
g
Legg Mason Partners
Equity Trust
Legg Mason Partners
Investors Value Fund
04/13/2007
Legg Mason Partners
"Capital Fund, Inc. "
(f/k/a Salomon
Brothers Capital Fund
Inc)
n/a
Restructurin
g
Legg Mason Partners
Equity Trust
Legg Mason Partners
Capital Fund
04/13/2007
Legg Mason Partners
"Series Funds, Inc. "
(f/k/a Salomon
Brothers Series Funds
Inc.)
Legg Mason Partners
Balanced Fund (f/k/a
Salomon Brothers
Balanced Fund)
Combination

(acquired by
Legg Mason
Partners
Capital and
Income Fund)
n/a
n/a
03/16/2007

Legg Mason Partners
Global High Yield Bond
Fund (f/k/a Salomon
Brothers High Yield
Bond Fund)
Restructurin
g
Legg Mason Partners
Income Trust
Legg Mason Partners
Global High Yield
Bond Fund
04/13/2007

Legg Mason Partners
New York Municipal
Money Market Fund
(f/k/a Salomon
Brothers NY Municipal
Money Mkt Fund)
Combinatio
n

(acquired
by Legg
Mason
Partners
Municipal
Funds -
New York
Money
Market
Portfolio)
n/a
n/a
03/02/2007

Legg Mason Partners
Small Cap Growth Fund I
(f/k/a Salomon Brothers
Small Cap Growth Fund)
Restructurin
g
Legg Mason Partners
Equity Trust
Legg Mason Partners
Small Cap Growth Fund
04/13/2007

Legg Mason Partners
Strategic Bond Fund
(f/k/a Salomon Brothers
Strategic Bond Fund)
Combination

(acquired by
Legg Mason
Partners
Diversified
Strategic
Income Fund)
n/a
n/a
03/02/2007

Legg Mason Partners
Short/Intermediate U.S.
Government Fund (f/k/a
Salomon Brothers
Short/Intermediate US
Government Fund)
Restructurin
g
Legg Mason Partners
Income Trust
Legg Mason Partners
Short/Intermediate
U.S. Government Fund
04/13/2007
Western Asset Funds
"II, Inc. (f/k/a "
Salomon Brothers
Institutional Series
Funds Inc.)

Western Asset Global
High Yield Bond
Portfolio (f/k/a
Salomon Brothers
Institutional High
Yield Bond Fund)
Restructurin
g
Legg Mason Partners
Income Trust
Western Asset Global
High Yield Bond
Portfolio
04/13/2007

Western Asset Emerging
Market Debt Portfolio
(f/k/a Salomon Brothers
Institutional Emerging
Markets Debt Fund)
Restructurin
g
Legg Mason Partners
Income Trust
Western Asset
Emerging Markets Debt
Portfolio
04/13/2007
Legg Mason Partners
"Variable Portfolios I, "
Inc. (f/k/a Salomon
Brothers Variable
Series Funds Inc.)

Legg Mason Partners
Variable All Cap
Portfolio (f/k/a
Salomon Brothers
Variable All Cap Fund)
Combination

(acquired by
Legg Mason
Partners
Variable
Fundamental
Value
Portfolio)
n/a
n/a
04/27/2007

Legg Mason Partners
Variable Global High
Yield Bond Portfolio
(f/k/a Salomon Brothers
Variable High Yield
Bond Fund)
Restructurin
g
Legg Mason Partners
Variable Income Trust
Legg Mason Partners
Variable Global High
Yield Bond Portfolio
04/27/2007

Legg Mason Partners
Variable Investors
Portfolio (f/k/a
Salomon Brothers
Variable Investors
Fund)
Restructurin
g
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Investors
Portfolio
04/27/2007

Legg Mason Partners
Variable Large Cap
Growth Portfolio (f/k/a
Salomon Brothers
Variable Large Cap
Growth Fund)
Combination

(acquired by
Legg Mason
Partners
Variable
Large Cap
Growth
Portfolio)
n/a
n/a
04/27/2007

Legg Mason Partners
Variable Small Cap
Growth Portfolio (f/k/a
Salomon Brothers
Variable Small Cap
Growth Fund)
Restructurin
g
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Small Cap
Growth Portfolio
04/27/2007

Legg Mason Partners
Variable Strategic Bond
Portfolio (f/k/a
Salomon Brothers
Variable Strategic Bond
Fund)
Restructurin
g
Legg Mason Partners
Variable Income Trust
Legg Mason Partners
Variable Strategic
Bond Portfolio
04/27/2007

Legg Mason Partners
Variable Total Return
Portfolio (f/k/a
Salomon Brothers
Variable Total Return
Fund)
Combination

(acquired by
Legg Mason
Partners
Variable
Multiple
Discipline
Portfolio
Balanced All
Cap Growth
and Value)
n/a
n/a
04/27/2007
Liquid Reserves
Portfolio
n/a
Restructurin
g
Master Portfolio
Trust
Liquid Reserves
Portfolio
04/13/2007
Tax Free Reserves
Portfolio
n/a
Restructurin
g
Master Portfolio
Trust
Tax Free Reserves
Portfolio
04/13/2007
U.S. Treasury Reserves
Portfolio
n/a
Restructurin
g
Master Portfolio
Trust
U.S. Treasury
Reserves Portfolio
04/13/2007
CitiFunds Trust I
Legg Mason Partners
Emerging Markets Equity
Fund (f/k/a Smith
Barney Emerging Markets
Equity Fund)
Restructurin
g
Legg Mason Partners
Equity Trust
Legg Mason Partners
Emerging Markets
Equity Fund
04/13/2007
Legg Mason Partners
Trust II (f/k/a Smith
Barney Trust II)

Legg Mason Partners
Capital Preservation
Fund (f/k/a Smith
Barney Capital
Preservation Fund)
Not
Restructurin
g
n/a
n/a
n/a

Legg Mason Partners
Capital Preservation
Fund II (f/k/a Smith
Barney Capital
Preservation Fund II)
Not
Restructurin
g
n/a
n/a
n/a

Legg Mason Partners
Diversified Large Cap
Growth Fund (f/k/a
Smith Barney
Diversified Large Cap
Growth Fund)
Restructurin
g
Legg Mason Partners
Equity Trust
Legg Mason Partners
Diversified Large Cap
Growth Fund
04/13/2007

Legg Mason Partners
Global Equity Fund
(f/k/a Smith Barney
International Large Cap
Fund)
Restructurin
g
Legg Mason Partners
Equity Trust
Legg Mason Partners
Global Equity Fund
04/13/2007

Legg Mason Partners
Small Cap Growth
Opportunities Fund
(f/k/a Smith Barney
Small Cap Growth
Opportunities Fund)
Combination

(acquired by
Legg Mason
Partners
Small Cap
Growth Fund)
n/a
n/a
03/02/2007

Legg Mason Partners
Short Duration
Municipal Income Fund
(f/k/a Smith Barney
Short Duration
Municipal Income Fund)
Restructurin
g
Legg Mason Partners
Income Trust
Legg Mason Partners
Short Duration
Municipal Income Fund
04/13/2007
CitiFunds Trust III
Citi Cash Reserves
Restructurin
g
Legg Mason Partners
Money Market Trust
Citi Cash Reserves
04/13/2007

Citi U.S. Treasury
Reserves
Restructurin
g
Legg Mason Partners
Money Market Trust
Citi U.S. Treasury
Reserves
04/13/2007

Citi California Tax
Free Reserves
Restructurin
g
Legg Mason Partners
Money Market Trust
Citi California Tax
Free Reserves
04/13/2007

Citi Connecticut Tax
Free Reserves
Restructurin
g
Legg Mason Partners
Money Market Trust
Citi Connecticut Tax
Free Reserves
04/13/2007

Citi New York Tax Free
Reserves
Restructurin
g
Legg Mason Partners
Money Market Trust
Citi New York Tax
Free Reserves
04/13/2007

Citi Tax Free Reserves
Restructurin
g
Legg Mason Partners
Money Market Trust
Citi Tax Free
Reserves
04/13/2007
CitiFunds
Institutional Trust

Citi Institutional
Liquid Reserves
Restructurin
g
Legg Mason Partners
Institutional Trust
Citi Institutional
Liquid Reserves
04/13/2007

Citi Institutional Cash
Reserves
Restructurin
g
Legg Mason Partners
Institutional Trust
Citi Institutional
Cash Reserves
04/13/2007

Citi Institutional U.S.
Treasury Reserves
Restructurin
g
Legg Mason Partners
Institutional Trust
Citi Institutional
U.S. Treasury
Reserves
04/13/2007

Citi Institutional Tax
Free Reserves
Restructurin
g
Legg Mason Partners
Institutional Trust
Citi Institutional
Tax Free Reserves
04/13/2007

Citi Institutional
Enhanced Income Fund
Restructurin
g
Legg Mason Partners
Institutional Trust
Citi Institutional
Enhanced Income Fund
04/13/2007

SMASh Series M Fund
Restructurin
g
Legg Mason Partners
Institutional Trust
SMASh Series M Fund
04/13/2007

SMASh Series C Fund
Restructurin
g
Legg Mason Partners
Institutional Trust
SMASh Series C Fund
04/13/2007

SMASh Series EC Fund
Restructurin
g
Legg Mason Partners
Institutional Trust
SMASh Series EC Fund
04/13/2007






CitiFunds Premium
Trust

Citi Premium Liquid
Reserves
Restructurin
g
Legg Mason Partners
Premium Money Market
Trust
Citi Premium Liquid
Reserves
04/13/2007

Citi Premium U.S.
Treasury Reserves
Restructurin
g
Legg Mason Partners
Premium Money Market
Trust
Citi Premium U.S.
Treasury Reserves
04/13/2007
Legg Mason Partners
Funds Trust (f/k/a
Salomon Funds Trust)
Legg Mason Partners
National Tax Free Bond
Fund (f/k/a Salomon
Brothers National Tax
Free Bond Fund)
Combination

(acquired by
Legg Mason
Partners
Managed
Municipals
Fund)
n/a
n/a
03/02/2007

Legg Mason Partners
California Tax Free
Bond Fund (f/k/a
Salomon Brothers
California Tax Free
Bond Fund)
Combination

(acquired by
Legg Mason
Partners
California
Municipals
Fund)
n/a
n/a
03/02/2007

Legg Mason Partners New
York Tax Free Bond Fund
(f/k/a Salomon Brothers
New York Tax Free Bond
Fund)
Combination

(acquired by
Legg Mason
Partners New
York
Municipals
Fund)
n/a
n/a
03/02/2007
Institutional
Portfolio
Institutional Enhanced
Portfolio
Restructurin
g
Master Portfolio
Trust
Institutional
Enhanced Portfolio
04/13/2007

Prime Cash Reserves
Portfolio
Restructurin
g
Master Portfolio
Trust
Prime Cash Reserves
Portfolio
04/13/2007

SMASh Series M
Portfolio
Restructurin
g
Master Portfolio
Trust
SMASh Series M
Portfolio
04/13/2007

SMASh Series C
Portfolio
Restructurin
g
Master Portfolio
Trust
SMASh Series C
Portfolio
04/13/2007

SMASh Series EC
Portfolio
Restructurin
g
Master Portfolio
Trust
SMASh Series EC
Portfolio
04/13/2007






Legg Mason Partners
Variable Portfolios V
(f/k/a Variable
Annuity Portfolios)

Legg Mason Partners
Variable Small Cap
Growth Opportunities
Portfolio (f/k/a Smith
Barney Small Cap Growth
Opportunities
Portfolio)
Combination

(acquired by
Legg Mason
Partners
Variable
Small Cap
Growth
Portfolio)
n/a
n/a
04/27/2007




Exhibit A


Legg Mason Partners Equity Trust
Legg Mason Partners Aggressive Growth Fund
Legg Mason Partners All Cap Fund
Legg Mason Partners Appreciation Fund
Legg Mason Partners Capital and Income Fund
Legg Mason Partners Capital Fund
Legg Mason Partners Classic Values Fund
Legg Mason Partners Convertible Fund
Legg Mason Partners Diversified Large Cap Growth Fund
Legg Mason Partners Dividend Strategy Fund
Legg Mason Partners Emerging Markets Equity Fund
Legg Mason Partners Equity Fund
Legg Mason Partners Financial Services Fund
Legg Mason Partners Fundamental Value Fund
Legg Mason Partners Global Equity Fund
Legg Mason Partners International All Cap Opportunity Fund
Legg Mason Partners Investors Value Fund
Legg Mason Partners Large Cap Growth Fund
Legg Mason Partners Lifestyle Allocation 100%
Legg Mason Partners Lifestyle Allocation 85%
Legg Mason Partners Lifestyle Allocation 70%
Legg Mason Partners Lifestyle Allocation 50%
Legg Mason Partners Lifestyle Allocation 30%
Legg Mason Partners Lifestyle Income Fund
Legg Mason Partners Mid Cap Core Fund
Legg Mason Partners S&P 500 Index Fund
Legg Mason Partners Small Cap Core Fund
Legg Mason Partners Small Cap Growth Fund
Legg Mason Partners Small Cap Value Fund
Legg Mason Partners Social Awareness Fund

Legg Mason Partners Income Trust
Legg Mason Partners Adjustable Rate Income Fund
Legg Mason Partners California Municipals Fund
Legg Mason Partners Core Bond Fund
Legg Mason Partners Core Plus Bond Fund
Legg Mason Partners Diversified Strategic Income Fund
Legg Mason Partners Global High Yield Bond Fund
Legg Mason Partners Government Securities Fund
Legg Mason Partners High Income Fund
Legg Mason Partners Inflation Management Fund
Legg Mason Partners Intermediate Maturity California Municipals
Fund
Legg Mason Partners Intermediate Maturity New York Municipals
Fund
Legg Mason Partners Intermediate-Term Municipals Fund
Legg Mason Partners Investment Grade Bond Fund
Legg Mason Partners Managed Municipals Fund
Legg Mason Partners Massachusetts Municipals Fund
Legg Mason Partners Municipal High Income Fund
Legg Mason Partners New Jersey Municipals Fund
Legg Mason Partners New York Municipals Fund
Legg Mason Partners Oregon Municipals Fund
Legg Mason Partners Pennsylvania Municipals Fund
Legg Mason Partners Short Duration Municipal Income Fund
Legg Mason Partners Short/Intermediate U.S. Government Fund Legg Mason Partners Short-Term Investment Grade Bond Fund Western Asset Emerging Markets Debt Portfolio
Western Asset Global High Yield Bond Portfolio

Legg Mason Partners Variable Equity Trust
Legg Mason Partners Variable Aggressive Growth Portfolio
Legg Mason Partners Variable Appreciation Portfolio
Legg Mason Partners Variable Capital and Income Portfolio
Legg Mason Partners Variable Dividend Strategy Portfolio
Legg Mason Partners Variable Equity Index Portfolio
Legg Mason Partners Variable Fundamental Value Portfolio
Legg Mason Partners Variable International All Cap Opportunity
Portfolio
Legg Mason Partners Variable Investors Portfolio
Legg Mason Partners Variable Large Cap Growth Portfolio
Legg Mason Partners Variable Lifestyle Allocation 50%
Legg Mason Partners Variable Lifestyle Allocation 70%
Legg Mason Partners Variable Lifestyle Allocation 85%
Legg Mason Partners Variable Mid Cap Core Portfolio
Legg Mason Partners Variable Multiple Discipline Portfolio All Cap Growth and Value
Legg Mason Partners Variable Multiple Discipline Portfolio Global All Cap Growth and Value
Legg Mason Partners Variable Multiple Discipline Portfolio Large Cap Growth and Value
Legg Mason Partners Variable Small Cap Growth Portfolio
Legg Mason Partners Variable Social Awareness Portfolio

Legg Mason Partners Variable Income Trust
Legg Mason Partners Variable Adjustable Rate Income Portfolio
Legg Mason Partners Variable Diversified Strategic Income
Portfolio
Legg Mason Partners Variable Global High Yield Bond Portfolio
Legg Mason Partners Variable Government Portfolio
Legg Mason Partners Variable High Income Portfolio
Legg Mason Partners Variable Money Market Portfolio
Legg Mason Partners Variable Strategic Bond Portfolio



Legg Mason Partners Money Market Trust
Citi California Tax Free Reserves
Citi Cash Reserves
Citi Connecticut Tax Free Reserves
Citi New York Tax Free Reserves
Citi Tax Free Reserves
Citi U.S. Treasury Reserves
Western Asset California Municipal Money Market Fund
Western Asset Government Money Market Fund
Western Asset Massachusetts Municipal Money Market Fund
Western Asset Money Market Fund
Western Asset Municipal Money Market Fund
Western Asset New York Municipal Money Market Fund

Legg Mason Partners Institutional Trust
Citi Institutional Cash Reserves
Citi Institutional Enhanced Income Fund
Citi Institutional Liquid Reserves
Citi Institutional Tax Free Reserves
Citi Institutional U.S. Treasury Reserves
SMASh Series C Fund
SMASh Series EC Fund
SMASh Series M Fund
Western Asset Institutional Government Money Market Fund
Western Asset Institutional Money Market Fund
Western Asset Institutional Municipal Money Market Fund

Legg Mason Partners Premium Money Market Trust
Citi Premium Liquid Reserves
Citi Premium U.S. Treasury Reserves

Master Portfolio Trust
Liquid Reserves Portfolio
U.S. Treasury Reserves Portfolio
Tax Free Reserves Portfolio
Prime Cash Reserves Portfolio
Institutional Enhanced Portfolio
SMASh Series M Portfolio
SMASh Series C Portfolio
SMASh Series EC Portfolio

Legg Mason Partners Trust II
Legg Mason Partners Capital Preservation Fund
Legg Mason Partners Capital Preservation Fund II

Western Asset Intermediate Muni Fund Inc.
Western Asset High Income Opportunity Fund Inc.
Western Asset Managed High Income Fund Inc.
Western Asset Managed Municipals Portfolio Inc.
Western Asset Municipal High Income Fund Inc.
LMP Real Estate Income Fund Inc.
LMP Corporate Loan Fund Inc.
Western Asset Zenix Income Fund Inc.
"Barrett Opportunity Fund, Inc."
Western Asset Emerging Markets Debt Fund Inc.
Western Asset Emerging Markets Income Fund Inc.
Western Asset Emerging Markets Income Fund II Inc.
Western Asset Emerging Markets Floating Rate Fund Inc.
LMP Capital & Income Fund Inc.
Western Asset Global Partners Income Fund Inc.
Western Asset Global High Income Fund Inc.
Western Asset High Income Fund Inc.
Western Asset High Income Fund II Inc.
Western Asset Inflation Management Fund Inc.
Western Asset Worldwide Income Fund Inc.
Western Asset 2008 Worldwide Dollar Government Term Trust Inc.
Western Asset Municipal Partners Fund Inc.
Western Asset Municipal Partners Fund II Inc.
Western Asset Variable Rate Strategic Fund Inc.



BUSDOCS/1630853.10
-4-


BUSDOCS/1630853.10
Draft 3/14/07

BUSDOCS/1630853.5